UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 6, 2014

(Date of earliest event reported)

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

KS	1-3368	44-0236370
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

(417) 625-5100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2014, the Board of Directors of The Empire District Electric Company (the “Company”) adopted a resolution amending and restating the Company’s By-laws, effective immediately. The amendments to Section 6 of the By-laws conform the quorum requirements and the votes necessary to transact business at a meeting of the Company’s stockholders to the requirements set forth in the General Corporation Code of the State of Kansas. A copy of the amended and restated By-laws is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated By-laws of The Empire District Electric Company, amended as of February 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ Laurie A. Delano
		Name:	Laurie A. Delano
		Title:	Vice President — Finance & Chief Financial Officer

Dated: February 7, 2014

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of The Empire District Electric Company, amended as of February 6, 2014